                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 26, 2001
                                                        -----------------

                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        0-18863                    59-3392443
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


1400 Marsh Landing Parkway, Jacksonville, Florida                        32250
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code        (904) 741-5402
                                                   -----------------------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events and Regulation FD Disclosure

         On August 22, 2001, Armor Holdings, Inc. (which is referred to below as "Armor" or as "we", "us" or "our"), through a wholly owned subsidiary, acquired all of the issued and outstanding capital stock of O'Gara-Hess & Eisenhardt Armoring Company, The O'Gara Company, and O'Gara Security Associates, Inc (the "O'Gara Acquisition"). The acquired companies (which are collectively referred to below as "O'Gara") constitute the majority of what was formerly known as the Security Products and Services Group (which is referred to in this report as "SPSG") of The Kroll-O'Gara Company.

         We recently filed our quarterly report for the quarter ended September 30, 2001. Our financial results for the period ended September 30, 2001 included therein only includes the results of SPSG since August 22, 2001, the date of acquisition. Included in this report are pro forma consolidated statements of operations which give effect to the O'Gara Acquisition as if it had occurred on January 1, 2001. We are filing this report to publish pro forma financial information for the full nine month period ended September 30, 2001 and to permit us to incorporate this information in other reports and statements we file.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of the Business Acquired

         None


         (b)  Pro Forma Financial Information

         Unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 of the Company which gives effect to the O'Gara Acquistion as if it had occurred on January 1, 2001.

         (c)  Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

         None





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2001

                                    ARMOR HOLDINGS, INC.

                                    By: /s/ Robert R. Schiller
                                    -----------------------------------------
                                    Name:  Robert R. Schiller
                                    Title: Executive Vice President and
                                           Chief Financial Officer


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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

     The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2001 are presented for informational purposes only and are not necessarily indicative of actual results that would have been achieved had the O'Gara Acquisition been consummated at the beginning of, or for, the period indicated. These pro forma condensed consolidated statements of operations do not purport to indicate results of operations for any future period. The pro forma condensed consolidated statement of operations for the nine months ended September 30, 2001 reflect only anticipated cost savings directly attributable to the O'Gara Acquisition which we believe would have resulted had the acquisition occurred on January 1, 2001 and reflects the implementation of Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets, as if it had been applied to the O'Gara Acquisition. The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with our condensed consolidated financial statements and the related notes thereto filed with our Form 10-Q for the quarter ended September 30, 2001, and the Combined Financial Statements of SPSG filed with our Current Report on form 8-K filed on August 22, 2001.




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      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                   HISTORICAL                                        PRO FORMA
                                      ARMOR       SPSG (1)      SPSG (2)            ADJUSTMENTS            PRO FORMA
                                  ------------   ----------   ------------   -------------------------   -------------
Revenues ......................     $186,676      $61,404       $ 17,955           $     (545) (3)(6)      $ 265,490
Cost of sales .................      118,563       50,250         17,228                 (402) (3)(6)        185,639
Operating expenses ............       43,763        9,169          4,813                 (421) (4)(6)         57,324
Amortization expense ..........        2,621          448             73                 (521) (5)(6)          2,621
Restructuring and related
 charges ......................        9,959           --             --                   --                  9,959
Integration and other
 non-recurring charges ........        1,800           --             --                   --                  1,800
                                    --------      -------       --------           ----------              ---------
Operating (loss) income .......        9,970        1,537         (4,159)                 799                  8,147
Interest expense, net .........        2,639        1,215            280                1,416 (8)              5,550
Other (income)
 expense, net .................          (52)         292            683                   13 (6)                936
Provision (benefit) for
 income taxes .................        2,658          382             --               (2,429) (7)               611
                                    --------      -------       --------           ----------              ---------
Net (loss) income .............     $  4,725      $  (352)      $ (5,122)          $    1,799              $   1,050
                                    ========      =======       ========           ==========              =========
Earnings per share:
 Basic ........................     $   0.20                                                               $    0.04
 Diluted ......................     $   0.20                                                               $    0.04
Weighted average number of
 shares outstanding:
 Basic ........................       23,190                                              865 (9)             24,055
 Diluted ......................       23,905                                              865 (9)             24,770


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                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENT OF OPERATIONS

(1) SPSG's combined results of operations are presented for the six months ended June 30, 2001.


(2) Represents the results of operations of SPSG for the period July 1, 2001 to August 22, 2001 and includes adjustments subject to review under the terms of the O'Gara Acquisition.

(3) Reflects a change from O'Gara's revenue recognition policy on long-term contracts from percentage of completion based on the cost incurred basis to percentage of completion based on the units completed basis. For the nine months ended September 30, 2001, this change in revenue recognition would have resulted in an increase in revenues of approximately $606,000 and an increase in cost of sales of approximately $515,000.

(4) Represents an adjustment to operating expenses to reflect reduced information technology consulting and data circuit costs of $160,000 and reduced insurance fees of $75,000 pursuant to our existing contracts.

(5) Reflects the elimination of the historical amortization expense associated with pre-existing goodwill on the SPSG companies being acquired pursuant to this acquisition. In addition, no adjustment has been made to recognize amortization of goodwill associated with the O'Gara Acquisition. According to Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets, goodwill arising from business combinations completed after July 1, 2001 will no longer require annual amortization but rather be tested for impairment.

(6) Reflects the elimination of the Russian operations with revenues of $1,151,000, cost of sales of $917,000, operating expenses of $186,000, amortization expense of $146,000 and other income of $13,000. These operations were not purchased as part of the O'Gara Aquisition.

(7) Reflects an adjustment to the provision for taxes by applying our estimated effective tax rate of 36%, as impacted by O'Gara's historical operations, to the pro forma adjustments.

(8) Reflects additional interest expense of $1,416,000 related to the acquisition debt incurred as a result of the O'Gara Acquisition.

(9) Reflects the additional impact on our weighted average basic and diluted shares outstanding of the August 22, 2001 issuance of 1,009,422 shares of our $0.01 par value per share common stock valued at $15 million issued as part of the consideration for the O'Gara Acquisition.